M FUND, INC. (THE "COMPANY")
                          PROSPECTUS DATED MAY 1, 2002
                     SUPPLEMENT DATED AS OF MARCH 31, 2003


CLIFTON ENHANCED U.S. EQUITY FUND

The Board of Directors of the Company has decided to terminate the Clifton Enhanced U.S. Equity Fund (the "Fund") effective June 30, 2003, or as soon thereafter as is practicable. In connection with the termination of the Fund, the Company will suspend the sale of the Fund's shares effective April 30, 2003. Consequently, as of April 30, 2003, purchase orders for the Fund will not be accepted.